Advanced Therapies for the Immune Compromised

CORPORATE OVERVIEW
SEPTEMBER 2015

WWW.ADMABIOLOGICS.COM

FORWARD-LOOKING STATEMENTS

This presentation contains "forward-looking statements", pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, about ADMA Biologics, Inc. ("we" or the "Company"), including, without limitation, statements that may predict, forecast, indicate, or imply future results, performance or achievements, and may contain the words "estimate," "project," "intend," "forecast," "target," "anticipate," "plan," "planning," "expect," "believe," "will," "is likely", "will likely," "should," "could," "would," "may" or, in each case, their negative, or words or expressions of similar meaning. These forward-looking statements also include, without limitation, our plans and timing to develop, market and commercialize RI-002 and the success of such efforts, the expected timing of, and our ability to, obtain and maintain regulatory approvals for our product candidates, the timeframe within which we may receive approval from the U.S. Food and Drug Administration ("FDA"), if at all, of our Biologics License Application ("BLA") for RI-002, our ability to generate revenue, if any, from the potential commercialization of RI-002, if approved by the FDA, the timing, progress and results of the clinical development, our plans to increase our supplies of plasma, regulatory processes, interpretations of final data, possible characteristics of RI-002, acceptability of RI-002 for any purpose, by physicians, patients or payers, concurrence by the FDA with our conclusions and the satisfaction by us of its guidance, the likelihood and timing of FDA action with respect to any further filings by the Company, results of the clinical development, continuing demonstrations of safety, comparability of results of RI-002 to other comparably run Intravenous Immune Globulin ("IVIG") trials, improvements in clinical outcomes, the potential of RI-002 to provide meaningful clinical improvement for patients living with primary immunodeficiency ("PI"), as well as to offer clinicians with an option for their immune compromised patients, market data and incidence of infection, potential clinical trial initiations, potential investigational new product applications, BLAs, expansion plans, the achievement of clinical and regulatory milestones, commercialization efforts of the Company's product candidate(s) and trends relating to demand for source plasma. Such forward-looking statements are also subject to many risks and uncertainties, including without limitation, risks as to whether final and secondary data will be accepted as encouraging positive, or will otherwise lead to an effective or approved product, whether we will be able to demonstrate efficacy or gain necessary approvals to market and commercialize any product, whether the FDA will accept our data, grant a license, or approve RI-002 for marketing, whether we will meet or achieve any of our clinical, regulatory or other milestones, whether we will develop any new products or expand existing ones, whether we will receive FDA approval of our new plasma collection facility, whether there may be changes in regional and worldwide supply and demand for source plasma, whether we will be able to attract sufficient donors and operate our new facility effectively or profitably, whether we can sell our plasma in the marketplace at prices that will lead to adequate amounts of revenue, whether we will be able to sustain the listing of our common stock on the NASDAQ Capital Market, whether we will meet any timing targets we express, and other risks and uncertainties as identified below. Therefore, current and prospective security holders are cautioned that there can be no assurance that the forward-looking statements included in this presentation will prove to be accurate. In light of the significant uncertainties inherent to the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation or warranty by the Company, or any other person, that the objectives and plans of the Company will be achieved in any specified time frame, if at all. The forward-looking statements contained in this presentation represent the Company's estimates and assumptions only as of the date of this presentation, and the Company undertakes no duty or obligation to update or revise publicly any forward-looking statements contained in this presentation as a result of new information, future events or changes in the Company's expectations, except as required by applicable law or rules. Forward-looking statements are subject to many risks, uncertainties and other factors that could cause our actual results, and the timing of certain events, to differ materially from any future results expressed or implied by the forward-looking statements, including, but not limited to, the risks and uncertainties described in our filings with the U.S. Securities and Exchange Commission, including our most recent reports on Form 10-K, 10-Q and 8-K, and any amendments thereto.

CORPORATE HIGHLIGHTS

- Focused on Specialty, High-Titer, Human Immune Globulins (IG)
- BLA Filed with FDA July 31, 2015
  - Pivotal Phase III trial for RI-002 met primary endpoint
- RI-002 – IVIG Lead Product
  - Novel IVIG, enriched with standardized, high-levels of anti-RSV antibodies
  - Well-established FDA regulatory path to approval
  - Potential pricing in line with hyperimmune products
- Patent Granted “Composition and Methods for Treatment of Immunodeficiency”
- Sizeable Market Opportunity
- Multiple Near-Term, High Value Regulatory Milestones
  - BLA acceptance by FDA 4Q2015
  - FDA approval potential mid/late 2016
- Long-Term Supply and Manufacturing Agreements in Place
- Current and Future ADMA BioCenters Provide Source Plasma and Additional Revenue Source
- Nasdaq: “ADMA”

BLOOD & PLASMA COMPOSITION

- Blood Contains: Plasma, Red Cells, White Cells, Platelets
- Plasma Contains: Protein, Water
- Plasma's Proteins Contain Many Therapeutic Benefits
- IVIG is made from a key therapeutic protein in plasma
- IgG = naturally occurring polyclonal antibodies against bacteria, fungus and viruses

Composition of Blood



45% RED & WHITE BLOOD CELLS
55% PLASMA
90% WATER
7% PROTEIN
3% OTHER
60% ALBUMIN
15% IVIG
1% FACTOR VIII
24% OTHER

ADMA's drug candidates are derived from specialized IgG proteins (IG)

SIZEABLE MARKET – IG

IG is Widely Used and Reimbursed for a Variety of On-Label and Evidence-Based Disorders
~$4.8 Billion US Immune Globulin (IG) Market

U.S. IG market (2009-14)
Billions of dollars



5
4
3
2
1
0
~$2.4
~$2.8
~$3.0
~$3.2
~$4.4
~$4.8
2009
2010
2011
2012
2013
2014

- Intravenous immune globulin (IG) is a pooled plasma product from healthy plasma donors, containing a range of polyclonal antibodies against common pathogens
  - IG is used to treat:
    - Primary immune deficiencies
    - Autoimmune diseases
    - Immune-compromised patients
    - Neuropathic diseases
  - In the U.S., IG products are marketed by 7 companies (e.g., Baxter, CSL Behring, Grifols, etc.)
  - Growth Drivers:
    - New research and data
    - New markets (emerging countries)
    - Aging population

Uses of IG Products

FDA-Approved Uses	Additional Reimbursed Evidence-Based Uses		
Primary immunodeficiency (PIDD)	Acquired red cell aplasia	Multiple myeloma	Rasmussen's syndrome
Multifocal motor neuropathy	Bone marrow transplantation	Myasthenia gravis	Renal transplant from live donor
B-cell chronic lymphocytic leukemia	Dermatomyositis	Neonatal hemochromatosis	Solid organ transplantation
Immune thrombocytopenic purpura	Enteroviral meningoencephalitis	Parvovirus B19	Staphylococcal toxic shock
Kawasaki syndrome	Established bacterial sepsis	Pediatric HIV	Systemic lupus erythematosus
Chronic inflammatory demyelinating polyneuropathy	Multiple sclerosis	Post transfusion purpura	Toxic epidermal necrolysis

Source: ADMA information, on file, AAAAI, FDA, Product prescribing information, United Healthcare, Aetna, L.E.K. Consulting research and analysis
Any market information for IVIG is not necessarily indicative of the market for RI-002

ADMA BIOLOGICS

SIZEABLE MARKET – INCIDENCE OF INFECTIONS AND RSV

- Lower Respiratory Tract Infection is the Most Common Infectious Cause of Death in the World
  - Stated by the World Health Organization
- Most Bacterial Pneumonias are Preceded by a Viral Upper Respiratory Tract Infection (URTI)
  - Viral URTI impairs the normal defenses against bacterial infections
- RSV Infection is the Most Common Viral Cause of Pneumonia in Children and Infants and the Second Most Common Cause of Viral Pneumonia in Adults

Respiratory Syncytial Virus (RSV) Overview

- RSV Infection is a Serious Problem for Immune-Compromised Patients
- Approximately 5-15% RSV Infection Rate in Immune-Compromised Patient Populations
- RSV-Infected Hematopoietic Stem Cell Transplant (HSCT) Patients have Poor Prognosis:
  - 41% of untreated patients progress to lower respiratory tract (LRT) disease
  - Approximately 25% of patients treated with current standard of care (eg. ribavirin) progress to LRT disease
  - LRT disease has up to 40% mortality rate
- RSV Season Typically Lasts for up to 30 Weeks Depending upon Geographic Location

ADMA BIOLOGICS

SIZEABLE MARKET- PIDD

- RI-002 is Targeted to Immune-Compromised Patients
- Initial Indication Patient Target: Primary Immune Deficiency Disease (PIDD)
- 250,000 PIDD Patients in the US, 50% are Treated with IG (~125,000)

Class	Est. Incidence (US Population)	Comments	Target Population Numbers
Common Variable Immune Deficiency (CVID)	1 in 25,000 to 1 in 50,000 (7,000-14,000 patients)	30% to 50% of these patients have both T-Cell and B-cell deficiencies, some with CLD	2,000 to 5,000 patients
Severe Combined Immune Deficiency Syndrome (SCID)	New diagnoses of ~100 cases reported each year	SCID patients lack T and B -cell function, many receive bone marrow transplant upon diagnosis, many require IVIG treatments post transplant	500-1,000 patients on IVIG post transplant
Wiskott-Aldrich Syndrome (WAS)	4 in every 1 million males has the disorder - sometimes not diagnosed until adulthood	WAS patients lack T-cell function, many receive bone marrow transplant upon diagnosis, many require IVIG treatments post transplant	600 patients on IVIG therapy
DiGeorge Syndrome (DGS)	1 in 4,000 births suffers from DGS (700-800 patients)	70%+ of these patients have both T-Cell and B-cell deficiencies	1,000 patients receive IVIG therapy
Ataxia Telangiectasia (AT)	1 in 40,000 to 1 in 100,000	Patients typically have neuromuscular issues along with T-cell immunodeficiency; patients are more susceptible to infection and to cancer	3,000 to 8,000 patients
X-Linked Hyper IgM Deficiency (XHMD)	2 in every 1,000,000 males	Patients have low levels of three other classes of antibodies: immunoglobulin G (IgG), immunoglobulin A (IgA), and immunoglobulin E (IgE)	350 patients receive IVIG therapy
X-Linked Agammaglobulinanemia (XLA)	1 in 10,000 are diagnosed with XLA (35,000 patients)	The absence of functional BTK protein blocks B cell development, many patients require more frequent IVIG infusions (3 weeks v. 4 weeks)	3,500 patients are more susceptible to viral infections

Target Patient Population of 8,500 to 15,000 patients

ADMA BIOLOGICS

MARKET OVERVIEW – PIDD AND INFECTIONS

In a Limited and Subjective Survey Conducted on our Behalf, Physicians Polled were Found to have the Following Views Regarding PIDD Patients:

Patient Types	RSV Ranking within Most Concerning Infections*	Most Concerning Infection*
< 5 years old, T-cell / combined immune deficiency	#3	Bacterial pneumonia
> 5 years old, chronic lung problems	#4	Bacterial pneumonia
> 5, with T-cell or combined immune deficiency	#9	Bacterial pneumonia
Other	#11	Bacterial pneumonia

Higher RSV concern ↕ Lower RSV concern

- Responding physicians viewed bacterial infections as the most concerning infection in PIDD patients
- Responding immunologists and infectious disease specialists both recognized the serious nature of RSV infections and its resulting complications among their patients

Note: * List of infections in survey includes RSV, herpes virus, enterovirus, CMV, MRSA, viral pneumonia, bacterial pneumonia, meningitis, clostridium difficile, staphylococcal infections, and other (free response)
Source: L.E.K. survey, interviews and analysis

SIZEABLE MARKET – ADMA PRODUCTS

PIDD Risk Factors for Infection

- Type and severity of immune deficiency
- Age
- Impaired pulmonary function, chronic lung disease
  - Bronchiectasis
  - Asthma
  - History of respiratory infection / environmental conditions

Potential Follow-On Indication Populations

- Hematopoietic Stem Cell Transplant (HSCT)
  - ~25,000 procedures/year performed in the US
- Solid Organ Transplant (Lung, Heart, Liver And Multi-Organ)
  - ~11,000 solid organ transplants/year (excluding kidney transplants) performed in the US
- Cancer patients receiving chemotherapy
  - 375,000 patients/year receive chemotherapy in the US (winter months)

ADMA BIOLOGICS

HOW IS RI-002 DIFFERENT THAN OTHER IG PRODUCTS?


Standard IVIG
RI-002
Standardized, High-levels of RSV Antibodies

Meets FDA Requirements for IVIG Products

- Donor pool size > 1,000
- Minimum titers to certain infectious agents – release testing specifications
- Polyclonal antibodies meet FDA requirements

Standardized Elevated Levels of RSV Neutralizing Antibodies

- Release specification for RSV on Certificate of Analysis (COA)
- Eliminates lot-to-lot variation

LEAD PRODUCT CANDIDATE (RI-002)

RI-002

Polyclonal IG Product enriched with standardized, high-levels of anti-RSV antibodies

- Efficacy confirmed - met Phase III primary endpoint
- Targeted to immune-compromised patients



- Initial indication: Primary Immune Deficiency Disease (PIDD)
- Potential follow-on indications:
  - Hematopoietic stem cell transplant (HSCT)
  - Solid organ transplant
  - Chemotherapy
  - Other immune-compromised patients
- RI-002 offers clinicians an IG product that provides:
  - Various polyclonal antibodies (eg, *S. pneumoniae*, CMV, H flu Type B. etc.)
  - Standardized high levels of neutralizing RSV antibodies
  - Immediate availability of neutralizing polyclonal and RSV antibodies

ADMA BIOLOGICS

Phase III Data Review
Primary & Secondary Outcomes

September 2015

POSITIVE DATA FOR RI-002 IN PHASE III CLINICAL TRIAL

- BLA Filed with FDA July 31, 2015
- Pivotal Phase III Trial Met Primary Endpoint
- RI-002 prevented serious bacterial infections like bacterial pneumonia, osteomyelitis and bacterial sepsis
- Trial was Based on:
- FDA's "Guidance for Industry: Safety, Efficacy and Pharmacokinetic Studies to Support Marketing of Immune Globulin Intravenous (Human) as a Replacement Therapy for Primary Humoral Immunodeficiency" (CBER, June 2008)

Patient Population	Primary Immune Deficiency Disease (PIDD)
Primary Endpoint	▪ *Rate of serious bacterial infection (SBI) per patient-year must be < 1 SBI per patient-year
Results	▪ RI-002 demonstrated no SBI in 55 patient/years ▪ These results met the FDA requirement of < 1 SBI per Patient-Year
Secondary Endpoints	▪ Safety, incidence of all infections, missed days of work or school, hospitalizations, ER visits, antibiotic use ▪ PK profile of total IgG and specific antibody level testing for H. flu type B, CMV, measles, tetanus and RSV

*A serious infection is defined by FDA to be: bacteremia / sepsis, bacterial meningitis, osteomyelitis / septic arthritis, bacterial pneumonia and visceral abscess.

CLINICAL TRIAL DATA REVIEW

Patient Demographics

Characteristics/ Statistics	Total (Subjects=59)	3-Week Cycle (Subjects=19)	4-Week Cycle (Subjects=40)
Age (Years)			
N	59	19	40
Mean (SE)	41.8 (2.84)	38.6 (4.94)	43.3 (3.48)
SD	21.78	21.53	22.01
Min, Max	3, 74	5, 70	3, 71
Age Group			
2-6 Years	2 (3.4%)	1 (5.3%)	1 (2.5%)
7-11 Years	4 (6.8%)	1 (5.3%)	3 (7.5%)
12-16 Years	5 (8.5%)	1 (5.3%)	4 (10.0%)
>16 Years	48 (81.4%)	16 (84.2%)	32 (80.0%)
Sex			
Male	28 (47.5%)	7 (36.8%)	21 (52.5%)
Female	31 (52.5%)	12 (63.2%)	19 (47.5%)

Data on file, ADMA Biologics

ADMA BIOLOGICS

CLINICAL TRIAL DATA REVIEW

Primary Endpoint

	Total			3-Week Cycle			4-Week Cycle		
	Total Events [1]	Subjects (N=59) N (%) [2]	Infusions (I=793) N (%) [3]	Total Events [1]	Subjects (N=19) N (%) [2]	Infusions (I=294) N (%) [3]	Total Events [1]	Subjects (N=40) N (%) [2]	Infusions (I=499) N (%) [3]
Serious Bacterial Infection	0	0	0	0	0	0	0	0	0

*A serious infection is defined by FDA to be: bacteremia / sepsis, bacterial meningitis, osteomyelitis / septic arthritis, bacterial pneumonia and visceral abscess.

Data on file, ADMA Biologics

ADMA BIOLOGICS

CLINICAL TRIAL DATA REVIEW

Number of Days Lost from Work / School / Day Care Due to Infections and Treatment

Statistics	Total (Subjects=59)	3-Week Cycle (Subjects=19)	4-Week Cycle (Subjects=40)
Total Days Missed in the Study	93	27	66
No. of Days Missed Per Person Per Year	1.66	1.56	1.71
1-Sided 95% Upper Bound	1.97	2.14	2.09

Data on file, ADMA Biologics

CLINICAL TRIAL DATA REVIEW

Hospitalizations Due to Infection

Summary Category	Total (Subjects=59)	3-Week Cycle (Subjects=19)	4-Week Cycle (Subjects=40)
Total Hospitalizations Due to Infections	1	0	1
Number of Days of Hospitalization	5	0	5
Hospitalizations Per Subject Per Year	0.018	0.000	0.026

Data on file, ADMA Biologics

CLINICAL TRIAL DATA REVIEW

Unscheduled Medical Visits to ER or Physician's Office Due to Infection

Summary Category	Total (Subjects=59)	3-week Cycle (Subjects=19)	4-week Cycle (Subjects=40)
Total Visits In The Study	54	18	36
Visits Per Person Per Year	0.966	1.041	0.933
1-sided 95% Upper Bound	1.209	1.533	1.227

Data on file, ADMA Biologics

CLINICAL TRIAL DATA REVIEW

Study Drug Related TEAEs1 Occurring in >5% of Subjects

	Total			3-Week Cycle			4-Week Cycle		
Preferred Team	Total Events [1]	Subjects (N=59) n (%) [2]	Infusions (I=793) n (%) [3]	Total Events [1]	Subjects (N=19) n (%) [2]	Infusions (I=294) n (%) [3]	Total Events [1]	Subjects (N=40) n (%) [2]	Infusions (I=499) n (%) [3]
Subjects / Infusions with > 1 Event	55	26 (44.1)	39 (4.9)	22	10 (52.6)	17 (5.8)	33	16 (40.0)	22 (4.4)
Headache	10	8 (13.6)	10 (1.3)	3	3 (15.8)	3 (1.0)	7	5 (12.5)	7 (1.4)
Adverse Drug Reaction	4	3 (5.1)	4 (0.5)	0	0	0	4	3 (7.5)	4 (0.8)
Diarrhoea	3	3 (5.1)	3 (0.4)	2	2 (10.5)	2 (0.7)	1	1 (2.5)	1 (0.2)
Fatigue	7	3 (5.1)	7 (0.9)	6	2 (10.5)	6 (2.0)	1	1 (2.5)	1 (0.2)
Migraine	3	3 (5.1)	3 (0.4)	1	1 (5.3)	1 (0.3)	2	2 (5.0)	2 (0.4)
Myalgia	4	3 (5.1)	4 (0.5)	3	2 (10.5)	3 (1.0)	1	1 (2.5)	1 (0.2)
Pruritus	3	3 (5.1)	3 (0.4)	0	0	0	3	3 (7.5)	3 (0.6)

Infusion related AE's:

- 7 patients required premedication (88% of patients required no premedication)
- 24 subjects had an AE within 1 hour after their infusion
- 31 subjects has an AE within 72 hours after their infusion

Data on file, ADMA Biologics

CLINICAL TRIAL DATA REVIEW



Trough IgG (mg/dL)
Mean (± SE)
1500.00
1000.00
500.00
0.00
FDA Guidance – target of 500mg/dL
Screening
Infusion 1 (Baseline)
Infusion 2
Infusion 3
Infusion 4
Infusion 5
Infusion 6
Infusion 7
Infusion 8
Infusion 9
Infusion 10
Infusion 11
Infusion 12
Infusion 13

Trial Dosing:
3 week – 527.3mg/kg (n=19)
4 week – 491.1mg/kg (n=40)

Data on file, ADMA Biologics

CLINICAL TRIAL DATA REVIEW

Maximum Fold Increase in Serum Antibody Neutralizing Titers Achieved in Populations Receiving RI-002 as Compared to Baseline Titer Prior to RI-002 Administration

		Total (n=31)*
RSV	Mean Fold Increase (s.e)	5.3 (0.54)
	P Value	.0001
H. Influenza	Mean Fold Increase (s.e)	3.2 (0.25)
	P Value	.0001
S. Pneumoniae	Mean Fold Increase (s.e)	2.9 (0.30)
	P Value	.006

Data on file, ADMA Biologics

ADMA BIOLOGICS

TARGET TIMELINE FOR RI-002 MILESTONES


2014
2015
2016
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Phase III Dosing
Positive Phase III Data
Positive Secondary Endpoint Data
BLA Filing
FDA Review Period
Target Approval / PDUFA Date
Anticipated First Commercial Sales (RI-002)
Achieved milestones
Anticipated future milestones

ADMA BIOLOGICS

Commercialization & Market Research Overview

September 2015

US COMMERCIALIZATION STRATEGY

Overall Plan	• Hire small, specialty sales force targeting physicians who identify infections in immune compromised patients • Immunologists, Infectious Disease, Pulmonologists, Hematologists etc.
Addressable Programs	• ~500 leading specialty programs for treating PIDD patients in the US
Key Targets	• Immunologists & Infectious Disease Physicians - Market to hospitals, physician offices/clinics, and other specialty treatment organizations who treat immune compromised patients
Market Access	• HEOR in support of value-based market access strategies for coding and coverage • Dossier and reimbursement support programs
Fulfillment	• May use a network of national distributors to fulfill orders
Experience	• Management & Board has substantial prior direct experience with marketing and selling plasma-derived therapeutics
Additional Staffing	• May include patient support, medical affairs, medical science liaisons, account managers/sales, QA/QC, regulatory affairs, reimbursement, supply-chain and logistic amongst other customary positions

ADMA BIOLOGICS

EXPERIENCED MANAGEMENT TEAM AND BOARD OF DIRECTORS

Name	Selected Current or Past Affiliations
Adam Grossman Founder, President, CEO & Director	MedImmune; GENESIS BPS; Genesis Bio-Pharmaceuticals, Inc.; nhs NATIONAL HOSPITAL SPECIALTIES; American Red Cross
Brian Lenz, CPA Chief Financial Officer	KPMG; BioNJ; CorMedix
James Mond, M.D., PH.D. Chief Scientific Officer & Chief Medical Officer	National Institutes of Health; BIOSYNEXUS Incorporated
Steven Elms Chairman	AISLING CAPITAL
Dr. Jerrold Grossman Founder & Vice Chairman	GENESIS BPS; Genesis Bio-Pharmaceuticals, Inc.; nhs NATIONAL HOSPITAL SPECIALTIES; immuno; New York Blood Center
Lawrence Guiheen Director	Baxter; PPTA Plasma Protein Therapeutics Association; KEDRION BIOPHARMA
Eric Richman Director	PharmAthene; MedImmune; HealthCare Ventures LLC
Dov Goldstein, M.D. Director	AISLING CAPITAL
Bryant Fong Director	BIOMARK CAPITAL

ADMA BIOLOGICS

MARKET RESEARCH & COMMERCIALIZATION PLANNING

- L.E.K. Consulting engaged to conduct ~36 interviews across a range of key stakeholder groups as well as a quantitative survey of 150 physicians
- Interviewees include:
  - Immunologists (n=12)
  - Infectious Disease Specialists (n=10)
  - KOL Experts (n=2)
  - Payer/Hospital P&T (n=5)
  - Biotech/Biopharmaceutical Industry (n=3)
  - ADMA Biologics KOL's and Contacts (n=4)
- Survey respondents:
  - 76 Immunologists
  - 74 Infectious Disease Specialists

Source: L.E.K. analysis

ADMA BIOLOGICS

MARKET RESEARCH SUMMARY

- Physicians Reported to be Enthusiastic about RI-002
- RI-002 is Expected to Provide Broad Immune Protection to Immune Compromised Patients with PIDD
- Offers further optionality for patients who may benefit from a unique antibody profile IVIG option
  - RI-002's unique antibody profile may allow physicians to treat patients differently based on patients' infection susceptibility profile and risk factors
  - Regular prophylactic treatment with immune-boosting IG is commonly considered the standard of care for immune deficient patients, as a way to improve their overall immunity
- The survey respondents report that RSV infections often result in high mortality rates following progression to the lower respiratory tract, particularly for children <5 years of age and/or patients who have chronic lung conditions

Source: L.E.K. analysis

ADMA BIOLOGICS

MARKET RESEARCH SUMMARY

Immunologists and Infectious Disease Specialists

- Physicians expect the highest adoption of RI-002 within PIDD patients <5 years of age, as well as potential use among other immune compromised patients with chronic lung conditions
- Due to the standardization in manufacturing and plasma pooling of RI-002, when surveyed, physicians commonly perceive it to have enhanced prophylactic and therapeutic efficacy in at-risk or infected patients

Payers

- Payers noted that given the antibody profile of RI-002 and its likely clinical benefit within PIDD patients, they would expect to cover it similarly to hyperimmune products
  - Would likely allow for reimbursement in other use cases where a clinical benefit is considered medically necessary (e.g., in transplant patients)
  - Payers believe that pricing which is in-line with current and historical products with a hyperimmunity profile (e.g., CytoGam and RespiGam) would be acceptable for a new product like RI-002

Source: L.E.K. interviews and analysis

ADMA BIOLOGICS

ADMA Biocenters
Plasma Procurement Overview

September 2015

US DEMAND FOR SOURCE PLASMA IS GROWING

- Hundreds of Diseases are Treated with Products Made From Human Plasma
  - Over 24 million liters of source plasma collected in the US annually
  - Typical plasma collection center can collect 30,000 to 50,000 liters of source plasma annually
  - Many countries utilize US plasma for their manufacturing programs
  - New fractionation and manufacturing facilities are being established worldwide
- Plasma Products Sold in the US must be Manufactured only from Plasma Collected at US Approved Source Plasma Centers
  - Many countries require use of US plasma as supply source

Number of US FDA Approved Plasma Collection Centers


600
500
400
300
200
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Total US Source Plasma Collections (Millions of Liters)


30
20
10
0
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

The US Plasma Supply is Among the Safest in the World

ADMA BIOCENTERS FULFILL SEVERAL IMPORTANT STRATEGIC GOALS

ADMA BioCenters

The power is in you!




BOOTH 1
BOOTH 2

- ADMA BioCenters
  - FDA, GHA and Korean MFDS Approved

Ownership of Source Plasma is a Strategic Asset
  - Plasma collection centers provides self-sourced raw material Reduces exposure to market fluctuations in plasma supply and pricing

- Plasma Collection Centers Generate Meaningful Revenues
  - A base business which is currently revenue generating
  - Steady revenues with firm multi-year supply contracts
  - Additional centers can be opened as demand increases
  - A single plasma center can generate revenues in excess of $6+ million at full capacity

- 2nd BioCenter Opened 4Q14
  - FDA approval anticipated 4Q15

Milestones & Financial Highlights

September 2015

MILESTONES & NEWS FLOW

Completed

- Signed manufacturing and plasma supply partnership for RI-002
- IPO completed October 2013 ("ADMA")
- Signed licensing partnership for Europe and other foreign territories
- Expanded ADMA BioCenters network, initiated 2nd center build-out & FDA review process
- Obtained foreign approval for ADMA BioCenters
- Phase III study update: Top-line positive primary endpoint data announced
- Listed on Nasdaq
- Secondary Endpoint Results from Phase III clinical trial
- BLA submitted to FDA for RI-002, with positive Phase III data
- US patent granted for compositions and methods for the treatment of immunodeficiency

Future Targets

- Initiation of new specialty plasma collection programs at ADMA BioCenters
- FDA approval of 2nd ADMA BioCenter
- Receive FDA acceptance of BLA & receive PDUFA date
- Obtain FDA approval for RI-002
- First commercial sales of RI-002

ADMA BIOLOGICS

OWNERSHIP AND FINANCIAL INFORMATION

Shareholders Include

Aisling Capital
Biomark Capital
Grossman Family

Broadfin Capital
Consonance Capital
Fidelity Biotechnology Fund
Franklin Templeton Biotechnology Fund
J. Goldman & Co.

PointState Capital
Telemetry Investments
Weiss Multi-Strategy Advisers, LLC
Alyeska Investment Group, L.P.

Financial Summary as of 6/30/2015

Cash, cash equivalents and short-term investments	$23,752,194
Total assets	$29,799,772
Total liabilities	$20,280,264
Total stockholders' equity	$9,519,508
Revenue for 1H15	$2,813,039
Common shares outstanding	10,705,573
Fully diluted shares outstanding	12,259,311

CORPORATE HIGHLIGHTS

- Focused on Specialty, High-Titer, Human Immune Globulins (IG)
- BLA Filed with FDA July 31, 2015
  - Pivotal Phase III trial for RI-002 met primary endpoint
- RI-002 – IVIG Lead Product
  - Novel IVIG, enriched with standardized, high-levels of anti-RSV antibodies
  - Well-established FDA regulatory path to approval
  - Potential pricing in line with hyperimmune products
- Patent Granted "Composition and Methods for Treatment of Immunodeficiency"
- Sizeable Market Opportunity
- Multiple Near-Term, High Value Regulatory Milestones
  - BLA acceptance by FDA 4Q2015
  - FDA approval potential mid/late 2016
- Long-Term Supply and Manufacturing Agreements in Place
- Current and Future ADMA BioCenters Provide Source Plasma and Additional Revenue Source
- Nasdaq: "ADMA"

ADMA BIOLOGICS